MATRIXX RESOURCE HOLDINGS INC DEF 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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MATRIXX RESOURCE HOLDINGS, INC.
(NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

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MATRIXX RESOURCE HOLDINGS, INC.
11601 WILSHIRE BLVD, SUITE 500
LOS ANGELES, CA 90025
(310) 235-1479

INFORMATION STATEMENT PURSUANT TO
SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934 AND
RULE 14C PROMULGATED THERETO

NOTICE OF CORPORATE ACTION
BY WRITTEN STOCKHOLDER CONSENT
WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

TO OUR STOCKHOLDERS:

This Information Statement is being furnished to the holders of common stock, par value $.001 per share, of Matrixx Resource Holdings, Inc., a Delaware corporation (the “Company”), to advise you of the proposal described below, which have been authorized by the written consent of the Company’s Board of Directors and the holders of a majority of the Company’s outstanding shares of common stock. This action is being taken in accordance with the requirements of the Delaware General Corporation Law (the "DGCL"). This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the DGCL.

The Company's Board of Directors determined that the close of business on September 17, 2007 was the record date ("Record Date") for the stockholders entitled to notice about the proposals authorizing:

1.
To institute a 1 for 250 reverse split of our issued and outstanding shares of common stock (the "Reverse Split"), including any and all outstanding options, warrants and rights as of September 17, 2007 (the "Record Date"), with all fractional shares rounded to the nearest whole.

2.	To increase the Authorized Capital Stock from 400,000,000 to 1,000,000,000.

Under Section 222 of the DGCL, proposals by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the proposals at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the three above proposals. No other vote or stockholder action is required. You are being provided with notice of the approval of this proposal by written consent of the stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.

As of the Record Date, there were 398,453,245 shares of common stock, 100 shares of Series A Convertible Preferred Stock and 100 shares of Series B Preferred Stock issued and outstanding. The common stock, Series A Convertible Preferred Stock and Series B Preferred Stock constitute the sole outstanding classes of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to a vote of the stockholders. Each share of Series A Convertible Preferred Stock entitles the holder thereof to one vote on all matters submitted to a vote of the stockholders, and each share of Series B Preferred Stock entitles the holder thereof to 1,000,000 votes on all matters submitted to a vote of the stockholders.

Stockholders holding an aggregate of 250,253,642 shares of common stock, or 62.8% of the votes entitled to be cast at a meeting of the Company's stockholders, consented in writing to the three proposals. The sole holder of all shares of Series A Convertible Preferred Stock and Series B Preferred Stock also consented in writing to the three proposals.

On September 14, 2007, the Board of Directors approved the proposal referred to in this Information Statement. This Information Statement will first be mailed to stockholders on or about October 30, 2007, and is being furnished for informational purposes only.

The executive offices of the Company are located at 11601 Wilshire Blvd. Suite 500, Los Angeles, CA 90025.  The Company’s phone number is (310) 235-1479.

The Company will pay all expenses associated with furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement. Additionally, the Company has made written requests of brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The Board of Directors does not know of any matters, other than those described hereinabove, that require approval by the stockholders of the Company and for which notice is to be given to the stockholders.

This Information Statement will serve as written notice to the Company's stockholders pursuant to Section 222 of the DGCL.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Catherine Thompson

Catherine Thompson
Chief Executive Officer
11601 Wilshire Blvd, Suite 500
Los Angeles, California 90025

Matrixx Resource Holdings, Inc.
11601 Wilshire Blvd, Suite 500
Los Angeles, CA 90025

Notice of Action by Written Consent
of  a
Majority of the Outstanding Common and Preferred Stock

To the Stockholders of Matrixx Resource Holdings, Inc.:

     We are providing to you the following Information Statement to notify you that on September 14, 2007, we received written consents in lieu of a meeting of stockholders from the holders of a majority of our outstanding common stock, approving the following actions:

The Company's Board of Directors determined that the close of business on September 17, 2007 was the record date ("Record Date") for the stockholders entitled to notice about the proposals authorizing:

1.
To institute a 1 for 250 reverse split of our issued and outstanding shares of common stock (the "Reverse Split"), including any and all outstanding options, warrants and rights as of September 17, 2007 (the "Record Date"), with all fractional shares rounded to the nearest whole.

2.	To increase the Authorized Capital Stock from 400,000,000 to 1,000,000,000.

This Information Statement is being furnished to the stockholders of the Company to advise them of the three proposals described herein, each of which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the DGCL. This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the DGCL.

Under Section 222 of the DGCL, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of common stock entitled to vote approved these proposals.  No other vote or stockholder action is required. You are being provided with notice of the approval of these proposals by written consent of the stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.

As of the Record Date, there were 398,453,245 shares of common stock, 100 shares of Series A Convertible Preferred Stock and 100 shares of Series B Preferred Stock issued and outstanding. The common stock, Series A Convertible Preferred Stock and Series B Preferred Stock constitute the sole outstanding classes of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to a vote of the stockholders. Each share of Series A Convertible Preferred Stock entitles the holder thereof to one vote on all matters submitted to a vote of the stockholders, and each share of Series B Preferred Stock entitles the holder thereof to 1,000,000 votes on all matters submitted to a vote of the stockholders.

Stockholders holding an aggregate of 250,253,642 shares of common stock, or 62.8% of the votes entitled to be cast at a meeting of the Company's stockholders, consented in writing to the three proposals. The sole holder of all shares of Series A Convertible Preferred Stock and Series B Preferred Stock also consented in writing to the proposal.

On September 14, 2007, the Board of Directors approved each of the two proposals referred to in this Information Statement. This Information Statement will first be mailed to stockholders on or about October 30, 2007, and is being furnished for informational purposes only.

PROPOSALS

Approval of the following proposals requires the consent of a majority of the issued and outstanding common stock and preferred stock of the Company. As of the Record Date, the Company had 398,453,245 shares of common stock, 100 shares of Series A Convertible Preferred Stock and 100 shares of Series B Preferred Stock issued and outstanding.

A majority of the issued and outstanding common stock of the Company consists of 250,253,642 shares. Stockholders holding a total of 250,253,245 shares of common stock, or 62.8% of our issued and outstanding common stock, have voted in favor of the proposal via written consent. The sole holder of all shares of Series A Convertible Preferred Stock and Series B Preferred Stock also consented in writing to the three proposals.

The proposal requiring consent from a majority of the issued and outstanding common stock of the Company are as follows:

1.
To institute a 1 for 250 reverse split of our issued and outstanding shares of common stock (the "Reverse Split"), including any and all outstanding options, warrants and rights as of September 17, 2007 (the "Record Date"), with all fractional shares rounded to the nearest whole.

2.	To increase the Authorized Capital Stock from 400,000,000 to 1,000,000,000.

Our Board of Directors has approved the aforementioned Proposal. Stockholders holding a majority of our issued and outstanding common and preferred stock have approved Proposal via written consent.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the three proposals set forth herein. As the requisite majority stockholder vote for the three proposals, as described in this Information Statement, has been obtained from a majority of our stockholders via written consent, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide you with information required by the rules and regulations of the Securities and Exchange Act of 1934, as amended.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Information Statement on Schedule 14C to be executed on its behalf by the undersigned.

/s/ Catherine Thompson

Catherine Thompson
Chief Financial Officer
11601 Wilshire Blvd, Suite 500
Los Angeles, California 90025